UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2004

                            Sovran Self Storage, Inc.
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                        1-13820               16-1194043
 (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)              File Number)         Identification No.)

               6467 Main Street
               Buffalo, N.Y.                                     14221
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (716) 633-1850

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On July 1, 2004, Sovran Self Storage, Inc. (the "Company") issued a press release announcing the mailing of a Notice of Redemption of the Series B 9.85% Cumulative Redeemable Preferred Stock. The press release is attached to this Report as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

(c)       Exhibits

          Exhibit 99.1      Press Release dated July 1, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              SOVRAN SELF STORAGE, INC.
                                              (Registrant)

Date:     July 1, 2004               By:      /s/ David L. Rogers
                                              ----------------------------------
                                                  David L. Rogers,
                                                  Chief Financial Officer

                                  Exhibit Index

Exhibit No.                                 Description
-----------                                 -----------

Exhibit 99.1                                Press Release dated July 1, 2004